EXHIBIT 23

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



Siboney Corporation
St. Louis, Missouri

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File Number 333-35247) of our report dated February 12, 1999, relating to the consolidated financial statements of Siboney Corporation appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 1998.


                                     /s/  RUBIN, BROWN, GORNSTEIN & CO., LLP


St. Louis, Missouri
February 12, 1999